Exhibit 99.2

Bryn Mawr Bank Corporation

Bryn Mawr, Pennsylvania

Consolidated Balance Sheets	($000 omitted)
	(unaudited)
September 30			Change
	2003	2002**	$	%
Assets
Cash and due from banks	$33,525	$30,643	$2,882	9%
Interest-bearing deposits with other banks	504	555	(51)	-9%
Federal funds sold	0	1,000	(1,000)	-100%
Investment securities	24,987	22,248	2,739	12%
Loans	498,689	448,923	49,766	11%
Less: Allowance for loan loss	(6,615)	(5,806)	(809)	14%

Net loans	492,074	443,117	48,957	11%
Premises and equipment, net	12,739	12,129	610	5%
Accrued interest receivable	2,263	2,178	85	4%
Mortgage servicing rights	4,263	3,649	614	17%
Other assets	6,636	5,748	888	15%
Assets of discontinued operations	0	4,137	(4,137)	-100%

Total Assets	$576,991	$525,404	$51,587	10%

Liabilities and shareholders’ equity
Demand deposits	$135,279	$122,294	$12,985	11%
Savings and time deposits	357,987	311,523	46,464	15%

Total Deposits	493,266	433,817	59,449	14%
Borrowed funds	8,000	20,000	(12,000)	-60%
Other liabilities	10,525	10,811	(286)	-3%
Liabilities of discontinued operations	0	3	(3)	-100%
Shareholders’ equity
Common stock	11,128	5,536	5,592	101%
Surplus	6,357	11,044	(4,687)	-42%
Accumulated other
Comprehensive income,
net of deferred income taxes	(176)	254	(430)	-169%
Retained earnings	67,285	61,546	5,739	9%

	84,594	78,380	6,214	8%
Less common stock in treasury, at cost	(19,394)	(17,607)	(1,787)	10%

Total shareholders’ equity	65,200	60,773	4,427	7%

Total liabilities and shareholders’ equity	$576,991	$525,404	$51,587	10%

Outstanding standby letters of credit	$9,210	$10,388	$(1,178)	-11%

**	Reclassified for comparative purposes

Bryn Mawr Bank Corporation

Bryn Mawr, Pennsylvania

Consolidated Statements of Income

	Quarter ended September 30 ($000 omitted*)		Change
	2003	2002**	$	%
Interest income:
Interest and fees on loans	$7,219	$7,195	$24	0%
Interest on federal funds sold	24	10	14	140%
Interest on investment securities	168	244	(76)	-31%
Dividend income	4	12	(8)	-67%

Total interest income	7,415	7,461	(46)	-1%
Interest expense	1,066	1,089	(23)	-2%

Net interest income	6,349	6,372	(23)	0%
Loan loss provision	167	250	(83)	-33%

Net interest income after loan loss provision	6,182	6,122	60	1%

Other income:
Fees for trust services	2,411	2,214	197	9%
Other operating income	4,573	3,917	656	17%

Total other income	6,984	6,131	853	14%

Other expenses:
Salaries and employee benefits	5,473	4,989	484	10%
Occupancy expense	924	947	(23)	-2%
Other operating expenses	2,342	2,276	66	3%

Total other expenses	8,739	8,212	527	6%

Income from continuing operations before income taxes	4,427	4,041	386	10%
Applicable income taxes	1,494	1,392	102	7%

Income from continuing operations	2,933	2,649	284	11%
Income (loss) from discontinued operations net of taxes	150	23	127	n/a

Net income	3,083	2,672	411	15%

Earnings per common share ***
Income from continuing operations	$0.34	$0.30	$0.04	13%
Income (loss) income from discontinued operations	$0.02	$0.00	$0.02	n/a

Total earnings per common share	$0.36	$0.30	$0.06	20%

Diluted earnings per common share ***
Income from continuing operations	$0.33	$0.30	$0.03	10%
Income (Loss) from discontinued operations	$0.02	$0.00	$0.02	n/a

Total diluted earnings per common share	$0.35	$0.30	$0.05	17%

Dividends declared per share ***	$0.10	$0.095	$0.005	5%

Weighted-average shares outstanding	8,646,352	8,774,354	(128,002)
Dilutive potential common shares	177,656	167,760	9,896

Adjusted weighted-average shares	8,824,008	8,942,114	(118,106)

*	Except for share and per share data
**	Reclassified for comparative purposes
***	Restated for 2 for 1 stock split effective October 01, 2003

Bryn Mawr Bank Corporation

Bryn Mawr, Pennsylvania

Consolidated Statements of Income	Period ended September 30 (unaudited) ($000 omitted*)
			Change
	2003	2002**	$	%
Interest income:
Interest and fees on loans	$21,242	$20,946	$296	1%
Interest on federal funds sold	81	73	8	11%
Interest on investment securities	607	821	(214)	-26%
Dividend income	26	47	(21)	-45%

Total interest income	21,956	21,887	69	0%
Interest expense	3,261	3,256	5	0%

Net interest income	18,695	18,631	64	0%
Loan loss provision	667	750	(83)	-11%

Net interest income after loan loss provision	18,028	17,881	147	1%

Other income:
Fees for trust services	7,072	6,448	624	10%
Other operating income	14,701	9,605	5,096	53%

Total other income	21,773	16,053	5,720	36%

Other expenses:
Salaries and employee benefits	15,630	14,066	1,564	11%
Occupancy expense	2,847	2,810	37	1%
Other operating expenses	8,291	5,672	2,619	46%

Total other expenses	26,768	22,548	4,220	19%

Income from continuing operations before income taxes	13,033	11,386	1,647	14%
Applicable income taxes	4,502	3,905	597	15%

Income from continuing operations	8,531	7,481	1,050	14%
Income (loss) from discontinued operations net of taxes	(1,970)	56	(2,026)	n/a

Net income	6,561	7,537	(976)	-13%

Earnings per common share ***
Income from continuing operations	$0.99	$0.86	$0.13	15%
Income (loss) income from discontinued operations	$(0.23)	$0.01	$(0.24)	n/a

Total earnings per common share	$0.76	$0.87	$(0.11)	-13%

Diluted earnings per common share ***
Income from continuing operations	$0.97	$0.85	$0.12	14%
Income (Loss) from discontinued operations	$(0.22)	$0.01	$(0.23)	n/a

Total diluted earnings per common share	$0.75	$0.86	$(0.11)	-13%

Dividends declared per share ***	$0.30	$0.285	$0.015	5%

Weighted-average shares outstanding	8,654,032	8,705,962	(51,930)
Dilutive potential common shares	139,776	131,840	7,936

Adjusted weighted-average shares	8,793,808	8,837,802	(43,994)

*	Except for share and per share data
**	Reclassified for comparative purposes

*** Restated for 2 for 1 stock split effective October 01, 2003